UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2005

Item 1. Reports to Stockholders

Fidelity®

Real Estate Investment

Portfolio

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Investment Portfolio	44.49%	20.16%	16.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Real Estate Investment Portfolio on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® Real Estate Investment Portfolio

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12 months ending July 31, 2005, the fund gained 44.49%, outpacing the Dow Jones Wilshire Real Estate Securities IndexSM, which rose 43.72%. The fund's performance also stacked up well relative to the LipperSM Real Estate Funds Average, which increased 39.86%, and the broad stock market, as measured by the S&P 500® index. A number of the portfolio's successes were in the mall sector. CBL & Associates Properties, which owns and manages shopping centers primarily in the Southeast and Midwest, was rewarded for its strong management, robust cash-flow growth and opportune acquisitions. Also helping performance versus the Dow Jones Wilshire index was mall operator General Growth Properties, whose business fundamentals improved after its acquisition of rival Rouse Company, another big contributor for the fund. On the negative side, CenterPoint Properties, which owns Chicago-area industrial properties, underperformed as questions surfaced about the improper use of expense reports by the company's chief operating officer. Duke Realty, an owner of suburban office and industrial properties, also detracted. Duke's properties in mid-sized Midwestern cities failed to recover as quickly as those in larger coastal cities.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,246.00	$ 4.62
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.68	$ 4.16

* Expenses are equal to the Fund's annualized expense ratio of .83%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Starwood Hotels & Resorts Worldwide, Inc. unit	8.4	8.8
ProLogis	6.9	6.8
Simon Property Group, Inc.	6.6	6.1
Equity Office Properties Trust	6.6	5.8
General Growth Properties, Inc.	6.4	5.2
Vornado Realty Trust	5.4	7.6
CBL & Associates Properties, Inc.	4.5	4.6
Reckson Associates Realty Corp.	4.4	5.1
Duke Realty Corp.	3.7	4.8
CenterPoint Properties Trust (SBI)	3.6	3.3
	56.5
Top Five REIT Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	18.6	23.0
REITs - Office Buildings	18.4	18.1
REITs - Malls	17.8	16.9
REITs - Shopping Centers	14.3	14.8
REITs - Apartments	12.5	9.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 97.6%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	0.8%	** Foreign investments	1.7%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
HOTELS, RESTAURANTS & LEISURE - 8.4%
Hotels, Resorts & Cruise Lines - 8.4%
Starwood Hotels & Resorts Worldwide, Inc. unit	7,819,960	$ 495,160
REAL ESTATE - 89.2%
Real Estate Management & Development - 0.1%
Babis Vovos International Technical SA	444,310	6,777
REITs - Apartments - 12.5%
American Campus Communities, Inc. (e)	1,185,500	29,697
Apartment Investment & Management Co. Class A	1,619,745	71,269
AvalonBay Communities, Inc.	1,467,200	128,468
Boardwalk (REIT) (d)	2,405,000	39,286
Equity Residential (SBI)	4,935,524	199,395
GMH Communities Trust (e)	2,157,000	32,333
Pennsylvania Real Estate Investment Trust (SBI)	649,700	31,777
United Dominion Realty Trust, Inc. (SBI) (e)	8,209,500	208,932
TOTAL REITS - APARTMENTS		741,157
REITs - Factory Outlets - 0.4%
Tanger Factory Outlet Centers, Inc.	810,000	23,328
REITs - Health Care Facilities - 1.2%
Ventas, Inc.	2,208,660	71,318
REITs - Hotels - 1.4%
Host Marriott Corp.	1,892,000	35,286
Innkeepers USA Trust (SBI)	1,118,500	17,191
MeriStar Hospitality Corp. (a)	3,127,300	27,896
TOTAL REITS - HOTELS		80,373
REITs - Industrial Buildings - 18.6%
Catellus Development Corp.	1,631,957	58,848
CenterPoint Properties Trust (SBI) (e)	4,825,568	211,649
Duke Realty Corp.	6,496,504	220,621
ProLogis	9,000,156	410,047
Public Storage, Inc.	2,806,260	187,318
U-Store-It Trust	714,600	14,399
TOTAL REITS - INDUSTRIAL BUILDINGS		1,102,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Malls - 17.8%
CBL & Associates Properties, Inc. (e)	5,861,762	$ 268,938
Feldman Mall Properties, Inc.	99,700	1,396
General Growth Properties, Inc.	8,280,640	380,744
Simon Property Group, Inc.	4,902,860	390,954
Taubman Centers, Inc.	429,800	15,275
TOTAL REITS - MALLS		1,057,307
REITs - Management/Investment - 2.8%
Capital Automotive (REIT) (SBI)	1,032,028	40,528
Digital Realty Trust, Inc.	556,000	10,531
Equity Lifestyle Properties, Inc.	997,300	43,951
Global Signal, Inc.	540,200	23,175
Plum Creek Timber Co., Inc.	1,329,600	50,325
TOTAL REITS - MANAGEMENT/INVESTMENT		168,510
REITs - Mortgage - 1.1%
Newcastle Investment Corp.	2,109,570	65,186
REITs - Office Buildings - 18.4%
Boston Properties, Inc.	2,503,300	190,626
Columbia Equity Trust, Inc. (e)	976,400	15,212
Equity Office Properties Trust	11,025,090	390,839
Government Properties Trust, Inc.	995,400	9,725
Highwoods Properties, Inc. (SBI)	268,510	8,498
Kilroy Realty Corp.	686,000	35,741
Reckson Associates Realty Corp. (e)	7,410,220	260,247
Trizec Properties, Inc. (e)	8,079,900	177,515
TOTAL REITS - OFFICE BUILDINGS		1,088,403
REITs - Prisons - 0.6%
Correctional Properties Trust (e)	1,097,770	33,087
REITs - Shopping Centers - 14.3%
Federal Realty Investment Trust (SBI)	1,992,300	130,117
Heritage Property Investment Trust, Inc.	812,300	30,218
Inland Real Estate Corp.	2,998,567	49,746
Kimco Realty Corp.	3,056,000	200,657
Pan Pacific Retail Properties, Inc.	890,310	61,885
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Shopping Centers - continued
Ramco-Gershenson Properties Trust (SBI)	130,800	$ 3,898
Vornado Realty Trust	3,618,450	320,739
Weingarten Realty Investors (SBI)	1,261,700	49,560
TOTAL REITS - SHOPPING CENTERS		846,820
TOTAL REAL ESTATE		5,285,148
TOTAL COMMON STOCKS (Cost $3,849,454)		5,780,308
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 3.31% (b)	155,960,644	155,961
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	33,960,000	33,960
TOTAL MONEY MARKET FUNDS (Cost $189,921)		189,921
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $4,039,375)		5,970,229
NET OTHER ASSETS - (0.8)%		(45,178)
NET ASSETS - 100%		$ 5,925,051
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Campus Communities, Inc.	$ -	$ 27,109	$ 6,163	$ 1,006	$ 29,697
Boardwalk (REIT).	52,922	3,098	35,016	3,499	-
Catellus Development Corp..	91,183	55,228	132,062	6,690	-
CBL & Associates Properties, Inc..	153,577	26,665	21,509	8,274	268,938
CenterPoint Properties Trust (SBI).	161,191	67,796	42,636	4,122	211,649
Columbia Equity Trust, Inc..	-	14,975	-	-	15,212
Correctional Properties Trust.	28,432	-	-	1,370	33,087
Digital Realty Trust, Inc..	-	16,753	12,757	691	-
GMH Communities Trust.	-	28,969	2,946	399	32,333
HomeBanc Mortgage Corp. Georgia.	19,459	954	22,255	816	-
Manufactured Home Communities, Inc..	41,149	53	10,863	2	-
Newcastle Investment Corp..	46,398	21,187	6,564	3,987	-
Reckson Associates Realty Corp..	158,180	69,857	15,359	6,451	260,247
Trizec Properties, Inc..	-	140,943	897	3,695	177,515
United Dominion Realty Trust, Inc. (SBI).	-	192,666	2,384	1,730	208,932
Total .	$ 752,491	$ 666,253	$ 311,411	$ 42,732	$ 1,237,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $32,628) (cost $4,039,375) - See accompanying schedule		$ 5,970,229
Cash		769
Receivable for investments sold		105,462
Receivable for fund shares sold		23,768
Dividends receivable		3,022
Interest receivable		380
Prepaid expenses		6
Other affiliated receivables		2
Other receivables		508
Total assets		6,104,146

Liabilities
Payable for investments purchased	$ 137,207
Payable for fund shares redeemed	3,759
Accrued management fee	2,675
Other affiliated payables	1,076
Other payables and accrued expenses	418
Collateral on securities loaned, at value	33,960
Total liabilities		179,095

Net Assets		$ 5,925,051
Net Assets consist of:
Paid in capital		$ 3,773,940
Undistributed net investment income		16,630
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		203,615
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,930,866
Net Assets, for 175,917 shares outstanding		$ 5,925,051
Net Asset Value, offering price and redemption price per share ($5,925,051 ÷ 175,917 shares)		$ 33.68

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends (including $42,732 received from affiliated issuers)		$ 144,006
Interest		2,713
Security lending		136
Total income		146,855

Expenses
Management fee	$ 25,181
Transfer agent fees	9,979
Accounting and security lending fees	1,016
Independent trustees' compensation	22
Custodian fees and expenses	108
Registration fees	330
Audit	116
Miscellaneous	229
Total expenses before reductions	36,981
Expense reductions	(834)	36,147
Net investment income (loss)		110,708
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $70,428 from affiliated issuers)	279,877
Foreign currency transactions	7
Total net realized gain (loss)		279,884
Change in net unrealized appreciation (depreciation) on: Investment securities	1,224,423
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		1,224,434
Net gain (loss)		1,504,318
Net increase (decrease) in net assets resulting from operations		$ 1,615,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Six months ended July 31, 2004	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 110,708	$ 35,663	$ 75,543
Net realized gain (loss)	279,884	75,617	71,796
Change in net unrealized appreciation (depreciation)	1,224,434	(66,025)	668,071
Net increase (decrease) in net assets resulting from operations	1,615,026	45,255	815,410
Distributions to shareholders from net investment income	(96,040)	(36,328)	(56,753)
Distributions to shareholders from net realized gain	(145,817)	(36,160)	(29,036)
Total distributions	(241,857)	(72,488)	(85,789)
Share transactions Proceeds from sales of shares	2,511,090	905,781	974,203
Reinvestment of distributions	228,044	67,801	80,135
Cost of shares redeemed	(1,368,364)	(636,524)	(633,411)
Net increase (decrease) in net assets resulting from share transactions	1,370,770	337,058	420,927
Redemption fees	1,189	1,206	469
Total increase (decrease) in net assets	2,745,128	311,031	1,151,017

Net Assets
Beginning of period	3,179,923	2,868,892	1,717,875
End of period (including undistributed net investment income of $16,630 and undistributed net investment income of $104 and $0, respectively)	$ 5,925,051	$ 3,179,923	$ 2,868,892
Other Information Shares
Sold	87,422	36,810	45,936
Issued in reinvestment of distributions	8,138	2,691	3,702
Redeemed	(48,184)	(26,873)	(29,797)
Net increase (decrease)	47,376	12,628	19,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004 F	2004 G	2003 G	2002 G	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 24.74	$ 24.75	$ 17.88	$ 18.47	$ 18.50	$ 14.59
Income from Investment Operations
Net investment income (loss) D	.72	.28	.71	.60	.85	.77
Net realized and unrealized gain (loss)	9.89	.28	6.96	- H	.78	3.85
Total from investment operations	10.61	.56	7.67	.60	1.63	4.62
Distributions from net investment income	(.63)	(.29)	(.54)	(.77)	(.78)	(.73)
Distributions from net realized gain	(1.05)	(.29)	(.26)	(.43)	(.89)	-
Total distributions	(1.68)	(.58)	(.80)	(1.20)	(1.67)	(.73)
Redemption fees added to paid in capital D	.01	.01	- H	.01	.01	.02
Net asset value, end of period	$ 33.68	$ 24.74	$ 24.75	$ 17.88	$ 18.47	$ 18.50
Total Return B, C	44.49%	2.27%	43.63%	3.11%	9.20%	32.37%
Ratios to Average Net Assets E
Expenses before expense reductions	.84%	.86% A	.85%	.87%	.84%	.86%
Expenses net of voluntary waivers, if any	.84%	.86% A	.85%	.87%	.84%	.86%
Expenses net of all reductions	.82%	.83% A	.83%	.84%	.79%	.82%
Net investment income (loss)	2.52%	2.32% A	3.38%	3.21%	4.54%	4.58%
Supplemental Data
Net assets, end of period (in millions)	$ 5,925	$ 3,180	$ 2,869	$ 1,718	$ 1,266	$ 1,030
Portfolio turnover rate	33%	54% A	48%	32%	71%	71%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Six months ended July 31.

G Year ended January 31.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a non-diversified fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,929,412
Unrealized depreciation	(673)
Net unrealized appreciation (depreciation)	1,928,739
Undistributed ordinary income	33,411
Undistributed long-term capital gain	166,824

Cost for federal income tax purposes	$ 4,041,490

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004	January 31, 2004
Ordinary Income	$ 107,933	$ 46,303	$ 57,069
Long-term Capital Gains	133,924	26,185	28,720
Total	$ 241,857	$ 72,488	$ 85,789

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,684,211 and $1,431,731, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,863 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $762 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $71, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate Investment Portfolio (a fund of Fidelity Devonshire Trust) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate Investment Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Real Estate Investment (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer with FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper- mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments,
P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Devonshire Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Real Estate Investment. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Steven J. Buller (38)

Year of Election or Appointment: 2000

Vice President of Real Estate Investment. Mr. Buller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds. Mr. Buller also serves as Senior Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Real Estate Investment. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Real Estate Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Real Estate Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Real Estate Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Investment. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Investment. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Real Estate Investment. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Investment. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Investment. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Real Estate Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Investment. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Real Estate Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Investment. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Investment. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Investment Portfolio voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $1.02 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.17 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $225,508,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $75,240,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 19, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. *
	# of Votes	% of Votes
Affirmative	11,550,595,231.29	69.830
Against	3,841,827,895.20	23.228
Abstain	615,522,253.58	3.720
Broker Non-Votes	532,958,738.78	3.222
TOTAL	16,540,904,118.85	100.000
PROPOSAL 2
To elect a Board of Trustees. *
	# of Votes	% of Votes
Laura B. Cronin
Affirmative	14,957,948,280.71	90.430
Withheld	1,582,955,838.14	9.570
TOTAL	16,540,904,118.85	100.000
Dennis J. Dirks
Affirmative	15,778,688,684.00	95.392
Withheld	762,215,434.85	4.608
TOTAL	16,540,904,118.85	100.000
Robert M. Gates
Affirmative	15,764,107,347.50	95.304
Withheld	776,796,771.35	4.696
TOTAL	16,540,904,118.85	100.000
George H. Heilmeier
Affirmative	15,769,281,323.97	95.335
Withheld	771,622,794.88	4.665
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	15,701,539,421.76	94.926
Withheld	839,364,697.09	5.074
TOTAL	16,540,904,118.85	100.000
Edward C. Johnson 3d
Affirmative	15,663,625,931.77	94.696
Withheld	877,278,187.08	5.304
TOTAL	16,540,904,118.85	100.000
Marie L. Knowles
Affirmative	15,783,392,435.07	95.420
Withheld	757,511,683.78	4.580
TOTAL	16,540,904,118.85	100.000
Ned C. Lautenbach
Affirmative	15,794,440,665.40	95.487
Withheld	746,463,453.45	4.513
TOTAL	16,540,904,118.85	100.000
Marvin L. Mann
Affirmative	15,745,452,001.44	95.191
Withheld	795,452,117.41	4.809
TOTAL	16,540,904,118.85	100.000
William O. McCoy
Affirmative	15,748,534,997.59	95.210
Withheld	792,369,121.26	4.790
TOTAL	16,540,904,118.85	100.000
Robert L. Reynolds
Affirmative	15,770,708,187.55	95.344
Withheld	770,195,931.30	4.656
TOTAL	16,540,904,118.85	100.000
Cornelia M. Small
Affirmative	15,760,656,761.74	95.283
Withheld	780,247,357.11	4.717
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	15,766,395,308.66	95.318
Withheld	774,508,810.19	4.682
TOTAL	16,540,904,118.85	100.000
Kenneth L. Wolfe
Affirmative	15,764,518,044.72	95.306
Withheld	776,386,074.13	4.694
TOTAL	16,540,904,118.85	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Investment Portfolio

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Real Estate Investment Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
36
35
34
33
32
31
30
29
28
27
34.8
34.2
35.0
29.9
1 Year
100
95
90
85
80
75
70
89.8
89.7
94.1
79.4
3 Year
180
175
170
165
160
155
150
145
140
173.9
173.1
171.7
152.1
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten	69%	59%	78%

Lipper Objective: Real Estate
Benchmark: DJW Real Estate

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the three-year cumulative total return of the fund compared favorably to its benchmark.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Real Estate Investment

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Real Estate Investment
75
71
58
75
65
58
75
63
58
75
57
58
73
59
57
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	28%	28%	28%	28%	30%
Funds/Classes	913	912	936	943	931
ASPG Quadrant	1st	2nd	2nd	3rd	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

REA-UANN-0905
1.789254.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2005, Fidelity Devonshire Trust: Real Estate Investment Portfolio (the fund) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the fund has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Real Estate Investment Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B	2004A
Fidelity Real Estate Investment Portfolio	$102,000	$45,000	$73,000
All funds in the Fidelity Group of Funds audited by PwC	$11,600,000	$5,300,000	$10,700,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B	2004A,C
Fidelity Real Estate Investment Portfolio	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A,B	2004A,C
PwC	$0	$0	$50,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A,B	2004A,C
Fidelity Real Estate Investment Portfolio	$3,400	$3,100	$3,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B	2004A,C
PwC	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A,B	2004A,C
Fidelity Real Estate Investment Portfolio	$5,100	$1,900	$3,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B	2004A, C
PwC	$280,000	$240,000	$140,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The fund's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Real Estate Investment Portfolio	0%

(g) For the fiscal years ended July 31, 2005, July 31, 2004 and January 31, 2004, the aggregate fees billed by PwC of $3,550,000A, $1,250,000A,B and $1,700,000A,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B	2004A,C
Covered Services	$300,000	$250,000	$150,000
Non-Covered Services	$3,250,000	$1,000,000	$1,550,000
A	Aggregate amounts may reflect rounding.
B	For the six months ended July 31, 2004.
C

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The fund's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the fund's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 21, 2005